GREAT-WEST FUNDS, INC.

ARTICLES OF AMENDMENT

Great-West Funds, Inc., a Maryland corporation (the “Corporation”), in accordance with Section 2-607 of the Maryland General Corporation Law, hereby certifies as follows:

FIRST:  The name of the Corporation is hereby changed to Empower Funds, Inc. The charter of the Corporation is hereby amended by replacing Article I of the Corporation’s Articles of Amendment and Restatement with the following:

NAME

The name of the Corporation is: Empower Funds, Inc.

SECOND:  The charter of the Corporation is hereby amended by changing the name of each series of capital stock of the Corporation as follows:

CURRENT SERIES/PORTFOLIO NAME	NEW SERIES/PORTFOLIO NAME
Great-West Aggressive Profile Fund	Empower Aggressive Profile Fund
Great-West Ariel Mid Cap Value Fund	Empower Ariel Mid Cap Value Fund
Great-West Bond Index Fund	Empower Bond Index Fund
Great-West Conservative Profile Fund	Empower Conservative Profile Fund
Great-West Core Bond Fund	Empower Core Bond Fund
Great-West Core Strategies: Flexible Bond Fund	Empower Core Strategies: Flexible Bond Fund
Great-West Core Strategies: Inflation-Protected Securities Fund	Empower Core Strategies: Inflation-Protected Securities Fund
Great-West Core Strategies: International Equity Fund	Empower Core Strategies: International Equity Fund
Great-West Core Strategies: U.S. Equity Fund	Empower Core Strategies: U.S. Equity Fund
Great-West Emerging Markets Equity Fund	Empower Emerging Markets Equity Fund
Great-West Global Bond Fund	Empower Global Bond Fund
Great-West Government Money Market Fund	Empower Government Money Market Fund
Great-West High Yield Bond Fund	Empower High Yield Bond Fund
Great-West Inflation-Protected Securities Fund	Empower Inflation-Protected Securities Fund
Great-West International Growth Fund	Empower International Growth Fund
Great-West International Index Fund	Empower International Index Fund
Great-West International Value Fund	Empower International Value Fund
Great-West Large Cap Growth Fund	Empower Large Cap Growth Fund
Great-West Large Cap Value Fund	Empower Large Cap Value Fund
Great-West Lifetime 2015 Fund	Empower Lifetime 2015 Fund
Great-West Lifetime 2020 Fund	Empower Lifetime 2020 Fund
Great-West Lifetime 2025 Fund	Empower Lifetime 2025 Fund
Great-West Lifetime 2030 Fund	Empower Lifetime 2030 Fund
Great-West Lifetime 2035 Fund	Empower Lifetime 2035 Fund
Great-West Lifetime 2040 Fund	Empower Lifetime 2040 Fund
Great-West Lifetime 2045 Fund	Empower Lifetime 2045 Fund
Great-West Lifetime 2050 Fund	Empower Lifetime 2050 Fund
Great-West Lifetime 2055 Fund	Empower Lifetime 2055 Fund
Great-West Lifetime 2060 Fund	Empower Lifetime 2060 Fund
Great-West Mid Cap Value Fund	Empower Mid Cap Value Fund
Great-West Moderate Profile Fund	Empower Moderate Profile Fund
Great-West Moderately Aggressive Profile Fund	Empower Moderately Aggressive Profile Fund
Great-West Moderately Conservative Profile Fund	Empower Moderately Conservative Profile Fund
Great-West Multi-Sector Bond Fund	Empower Multi-Sector Bond Fund
Great-West Real Estate Index Fund	Empower Real Estate Index Fund
Great-West S&P 500 Index Fund	Empower S&P 500® Index Fund
Great-West S&P Mid Cap 400 Index Fund	Empower S&P Mid Cap 400® Index Fund
Great-West S&P Small Cap 600 Index Fund	Empower S&P Small Cap 600® Index Fund
Great-West SecureFoundation® Balanced ETF Fund	Empower SecureFoundation® Balanced ETF Fund
Great-West SecureFoundation® Balanced Fund	Empower SecureFoundation® Balanced Fund
Great-West Short Duration Bond Fund	Empower Short Duration Bond Fund

Great-West Small Cap Growth Fund	Empower Small Cap Growth Fund
Great-West Small Cap Value Fund	Empower Small Cap Value Fund
Great-West T. Rowe Price Mid Cap Growth Fund	Empower T. Rowe Price Mid Cap Growth Fund
Great-West U.S. Government Securities Fund	Empower U.S. Government Securities Fund

THIRD:  The amendment was approved by a majority of the entire Board of Directors and is limited to changes expressly authorized by Section 2-605 of the Maryland General Corporation Law to be made without action by the stockholders.

FOURTH:  These Articles of Amendment shall become effective at 12:00 A.M. on the 1st day of August, 2022.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed, and witnessed, in its name and on its behalf by its undersigned officers who acknowledge that these Articles of Amendment are the act of the Corporation, and certify that, to the best of their knowledge, information and belief, all matters and facts set forth herein are true in all material respects, and that this statement is made under the penalties of perjury.

GREAT-WEST FUNDS, INC.
/s/ Jonathan D Kreider
Name: Jonathan D. Kreider
Title: President & Chief Executive Officer

ATTEST:
/s/ Adam J. Kavan
Name: Adam J. Kavan
Title: Assistant Vice President, Counsel & Assistant Secretary